Exhibit 10.1
FOURTEENTH AMENDMENT TO TERM LOAN AND
SECURITY AGREEMENT
This Fourteenth Amendment to Term Loan and Security Agreement (“Agreement”), dated as of September 25, 2026 (the “Effective Date”), is entered into by and between Direct Digital Holdings, LLC, a Texas limited liability company (“Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, and HM, “Guarantors” and each individually a “Guarantor” and together with the Borrower, collectively, the “Credit Parties”, and each a “Credit Party”), Lafayette Square Loan Servicing, LLC, as agent for the Lenders (“Agent”), and the Lenders party hereto.
RECITALS:
WHEREAS, the Borrower, the Guarantors, Lenders and Agent entered into that certain Term Loan and Security Agreement dated as of December 3, 2021, as amended by the First Amendment to Term Loan and Security Agreement dated as of February 3, 2022, the Second Amendment to Term Loan and Security Agreement dated as of July 28, 2022, the Third Amendment to Term Loan and Security Agreement dated as of January 9, 2023, the Fourth Amendment to Term Loan and Security Agreement dated as of October 3, 2023, the Fifth Amendment to Term Loan and Security Agreement dated as of October 15, 2024 and effective as of June 30, 2024, the Sixth Amendment and Waiver to Term Loan and Security Agreement, dated as of December 27, 2024, the Seventh Amendment to Term Loan and Security Agreement, dated as of August 8, 2025, the Eighth Amendment and Waiver to Term Loan and Security Agreement (the “Eighth Amendment”), dated as of September 8, 2025, the Ninth Amendment and Waiver to Term Loan and Security Agreement (the “Ninth Amendment”), dated as of October 14, 2025, the Tenth Amendment to Term Loan and Security Agreement (the “Tenth Amendment”), dated as of October 28, 2025, the Eleventh Amendment and Waiver to Term Loan and Security Agreement (the “Eleventh Amendment”), dated as of January 27, 2026 and effective as of December 31, 2025, the Twelfth Amendment and Waiver to Term Loan and Security Agreement (the “Twelfth Amendment”), dated as of May 15, 2026, and the Thirteenth Amendment to Term Loan and Security Agreement (the “Thirteenth Amendment”), dated as of August 26, 2026 (as amended through the Thirteenth Amendment, the “Existing Loan Agreement”; the Existing Loan Agreement as may be further amended, supplemented, or otherwise modified from time to time, including by this Agreement, the “Loan Agreement”);
WHEREAS, the Credit Parties have requested that Agent and Lenders amend the Existing Loan Agreement to provide for a revolving loan facility;

WHEREAS, the Borrower has requested that the Fourteenth Amendment Revolving Lender (as defined below) provide the Revolving Facility (as defined in the Loan Agreement) with the proceeds of the Revolving Loans to be used to provide for Credit Parties’ general corporate needs and working capital requirements;

WHEREAS, Agent and Lenders are willing to amend the Existing Loan Agreement and the Fourteenth Amendment Revolving Lender has agreed to provide the Revolving Facility, subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Agent, and the Lender party hereto hereby agree as follows:
1.Same Terms. The capitalized terms used in this Agreement and not defined herein shall have the same meanings as provided therefor in the Loan Agreement, unless the context hereof otherwise requires or provides.
2.Acknowledgement and Revolving Facility.
(a)The Credit Parties agree that, on the date hereof and immediately prior to the effectiveness of this Agreement, the Credit Parties are indebted to Lenders and Agent under the Existing Loan Agreement in the aggregate principal amount of $15,483,340.08, with respect to the Term Loans (collectively, the “Existing Term Loans”), plus continually accruing interest and all fees, costs, and expenses, including reasonable and documented attorneys’ fees, incurred through the date hereof, required to be paid by the Credit Parties under the Loan Agreement and the Other Documents. The Lender party hereto (the “Fourteenth Amendment Revolving Lender”) agrees, on the terms and subject to the conditions set forth herein, to make revolving loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount not to exceed $1,000,000 (the “Initial Revolving Loans Commitment”), with each such revolving loan a “Revolving Loan” and collectively, the “Revolving Loans”. The Revolving Loans Commitment as of the Effective Date shall equal the Initial Revolving Loans Commitment and may be increased from time to time in accordance with Section 2.3(f) of the Loan Agreement, up to an aggregate Revolving Loans Commitment not to exceed $3,000,000, upon the written consent of Agent. At no time shall the aggregate outstanding principal amount of Revolving Loans exceed the lesser of (x) the Revolving Loans Commitment and (y) the Borrowing Base then in effect. The Revolving Loans may be repaid and reborrowed during the Revolving Availability Period.
(b)The parties hereto acknowledge and agree that as of March 31, 2026, Lafayette Square USA, Inc. holds Series A Preferred Stock with an aggregate face amount of $27,077,000.00 plus accrued and unpaid dividends thereon in an aggregate amount equal to $1,912,054.03.
(c)Agent, Lafayette Square USA, Inc. and the Credit Parties agree and acknowledge that the outstanding balance of the Exit Fee Amount (as defined in the Exit Fee Obligation Side Letter) calculated as of December 31, 2025 and March 31, 2026, is $27,077,000.00.
3.Fees and Expenses; Interest.
(a)Credit Parties hereby agree to pay to Agent the Twelfth Amendment Fee (as defined in the Twelfth Amendment) in the amount of $75,000.00 on or before September 30, 2026. The Twelfth Amendment Fee shall be non-refundable when paid and is fully earned as of the date hereof.
(b)The Credit Parties agree to pay or reimburse Agent for all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the credit facility through the date of the Twelfth Amendment in an amount equal to $19,356.50 (collectively, the “Twelfth Amendment Fees and Expenses”). The Twelfth Amendment Fees and Expenses shall be non-refundable when paid and are fully earned as of the date hereof and due and payable on September 30, 2026.
(c)The Credit Parties acknowledge and agree that the Thirteenth Amendment Fees and Expenses (as defined in the Thirteenth Amendment) in the amount of $13,500.00 remain outstanding and unpaid. The Thirteenth Amendment Fees and Expenses shall be non-refundable when paid and are fully earned as of the date hereof and due and payable on the date hereof.
(d)The Credit Parties agree to pay or reimburse Agent for all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the credit facility through the date hereof in an amount equal to $45,000.00 (collectively, the “Fourteenth

Amendment Fees and Expenses”). The Fourteenth Amendment Fees and Expenses shall be non-refundable when paid and shall be fully earned as of the date hereof and due and payable on the date hereof.
(e)The Credit Parties hereby acknowledge and agree that the principal payments on the Thirteenth Amendment Term Loan due for the weeks ending August 31, 2026 and September 7, 2026 in an aggregate amount equal to $120,000.00 remain outstanding and unpaid.
(f)The Credit Parties agree to pay to Agent an amendment fee in an amount equal to $20,000.00 (the “Fourteenth Amendment Fee”), which Fourteenth Amendment Fee shall be due and payable on the Effective Date. The Fourteenth Amendment Fee shall be non-refundable when paid and is fully earned as of the date hereof.
(g)The Credit Parties hereby acknowledge and agree that the following interest, fees, costs and expenses are fully earned as of the date hereof and shall be due and payable, along with all interest accrued thereon, on the earliest of (i) the date that the outstanding principal balance of the Term Loans have been paid in full, (ii) the date of acceleration of all or any portion of the Term Loans pursuant to the terms of this Agreement, including without limitation, acceleration as a result of an Event of Default under Sections 10.7 or 10.8, and (iii) September 30, 2026:
(i)Seventh Amendment Fee (as defined in the Seventh Amendment) in an amount equal to $85,906.00;
(ii)Seventh Amendment Closing Fee (as defined in the Seventh Amendment) in an amount equal to $1,000,000.00;
(iii)Interest on Advances for the months ended July 31, 2025, August 31, 2025, September 30, 2025, April 30, 2026, May 31, 2026, June 30, 2026, July 31, 2026 and August 31, 2026;
(iv)The principal payments on the Thirteenth Amendment Term Loan due for the weeks ending August 31, 2026 and September 7, 2026 in an aggregate amount equal to $120,000.00; and
(v)The loan servicing fees in an aggregate amount equal to $30,000.00 for the months ended September 30, 2025 through and including August 31, 2026.
(h)The Credit Parties hereby acknowledge and agree that the interest, fees, costs and expenses set forth in clauses (i) through (iv) above and unpaid fees and expenses incurred by Agent in connection with the credit facility have accrued interest since July 31, 2025 in an aggregate amount equal to $3,025,704.09.
(i)The Credit Parties hereby acknowledge and agree that the interest, fees, costs and expenses set forth in clauses (f)(i) through (iv) above shall continue to accrue interest at a rate per annum equal to the Term Loan Rate applicable to the Term Loans (including, after the date hereof, any applicable Default Rate).
(i)The Credit Parties hereby acknowledge and agree that the interest on the Term Loans with respect to the months ending January 31, 2026, February 28, 2026, and March 31, 2026 was paid in kind and added to the principal balance of the Term Loan and shall continue to accrue interest in accordance with Section 3.1.

(ii)The failure of the Credit Parties to comply with this Section 3 shall constitute an immediate Event of Default under the Loan Agreement.
4.Amendments to Existing Loan Agreement. The Borrower, each Guarantor, Agent, and Lenders hereby agree that, upon the satisfaction or waiver of the conditions to effectiveness set forth in Section 8, (a) the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text) as set forth in the Loan Agreement attached as Annex A hereto; (b) Schedule 1.2(b) to the Existing Loan Agreement is hereby amended and restated with Schedule 1.2(b) attached to this Agreement; and (c) the Loan Agreement shall be amended to include a new Exhibit F-3, Exhibit I, and a new Exhibit J by adding Exhibit F-3, Exhibit I, and Exhibit J attached to this Agreement, respectively.
5.Ratification. Except as expressly provided herein, each Credit Party hereby (a) ratifies the Obligations and each of the Loan Agreement and the Other Documents to which it is a party, and agrees and acknowledges that the Loan Agreement and each of the Other Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement; (b) ratifies and confirms that the security instruments executed by each Credit Party, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Loan Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Agent for its benefit and for the ratable benefit of each Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (after giving effect to this Agreement). Except as expressly provided herein, nothing in this Agreement extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Agent or Lenders created by or contained in any of such documents nor is any Credit Party released from any covenant, warranty or obligation created by or contained therein.
6.Representations and Warranties. Each Credit Party hereby represents and warrants to Agent that; (a) this Agreement has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Body is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Credit Party of this Agreement; (c) the Loan Agreement and the Other Documents, as amended by this Agreement, are valid and binding upon each Credit Party and are enforceable against each such Credit Party, in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Agreement does not require the consent of any other Person, except for any consent that has been duly obtained, and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Credit Party is a party or by which each such Credit Party is bound; (e) after giving effect to this Agreement, all representations and warranties in the Loan Agreement and the Other Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) before and after giving effect to this Agreement, no Default or Event of Default exists.
7.Release. In consideration of Agent and Lenders’ agreements herein, each Credit Party hereby (a) releases, acquits and forever discharges Agent, each Lender and each of their respective agents, employees, officers, directors, partners, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, “Claims”), that such Credit Party may have or claim to have now against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party existing or occurring on or prior to the date of this Agreement, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Advances, the Loan Agreement or the Other Documents (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the loan transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Agreement other than any Excluded Claims (the “Released Claims”) and (b) agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims. For purposes hereof, “Excluded Claims” means any Claims that a Credit Party may have or claim to have against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party relating to the Series A Preferred Stock, the shares of stock issued or issuable upon conversion or exchange thereof, or the provisions of the Loan Agreement regarding the Series A Preferred Stock and the Preferred Equity Conversion, the Certificate of Designation or any other agreement, instrument, or document relating to the Series A Preferred Stock, or relating to any intentional breach, bad faith or gross negligence of any Released Party.
8.Conditions to Effectiveness. The transactions contemplated by this Agreement shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Agent:
(a)Agreement. Agent receives a fully executed copy of this Agreement.
(b)Representations and Warranties. All representations and warranties set forth in this Agreement are true and correct in all material respects as set forth in Section 6 above.
(c)Corporate Authorization. Agent shall have received (i) a certificate from the Secretary or Assistant Secretary (or equivalent officer) of each Credit Party, in form and substance satisfactory to Agent, attesting to the resolutions of such Credit Party’s governing body authorizing its execution, delivery, and performance of this Agreement and the Other Documents, authorizing specific officers to execute the same, and attesting to the incumbency and signatures of such officers, and (ii) an omnibus officer’s certificate in form and substance satisfactory to Agent.
(d)Organizational Documents. Agent shall have received copies of the certificate of incorporation or certificate of formation, as applicable, of each Credit Party, and all amendments thereto, together with copies of the governing documents of each Credit Party certified as accurate and complete.
(e)Good Standing Certificates. Agent shall have received good standing certificates for each Credit Party, dated a recent date.
(f)Borrowing Base Certificate. Agent shall have received an initial Borrowing Base Certificate dated as of the Effective Date.
(g)No Default. No Default or Event of Default shall have occurred and be continuing on such date, or would exist after giving effect to this Agreement.
(h)Fees and Expenses. Agent shall have received all fees payable to Agent and Lenders on or prior to the Effective Date hereunder and all costs and expenses required to be paid on the Effective Date.
(i)Other Documents. Agent shall have received such other documents, instruments, agreements and certificates as Agent may reasonably request.
9.Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.
10.References to the Loan Agreement. Upon the effectiveness of this Agreement, (a) each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein, and (b) each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein.
11.Effect. The Agreement is one of the Other Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement, or (b) to prejudice any right or rights which Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any of the other documents referred to herein or therein.
12.ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
13.Governing Law. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the Effective Date.
BORROWER:
DIRECT DIGITAL HOLDINGS, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
GUARANTORS:
DIRECT DIGITAL HOLDINGS, INC.

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
HUDDLED MASSES LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
ORANGE142, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President

Signature Page to
Fourteenth Amendment to Term Loan and Security Agreement

AGENT:

LAFAYETTE SQUARE LOAN SERVICING, LLC
By:    /s/ Philip Daniele
Name: Philip Daniele
Title: Chief Risk Officer

Signature Page to
Fourteenth Amendment to Term Loan and Security Agreement

LENDER: LAFAYETTE SQUARE USA, INC., as a Lender By: /s/ Philip Daniele Name: Philip Daniele Title: Chief Risk Officer

Signature Page to
Fourteenth Amendment to Term Loan and Security Agreement

ANNEX A
[SEE ATTACHED]

Schedule 1.2(b)
Term Loan Commitment Percentage, Delayed Draw Term Loan Commitment Percentage and Revolving Loans Commitment Percentage

Lender	Term Loan Commitment Percentage	Sixth Amendment Term Loan Commitment Percentage	Eighth Amendment Term Loan Commitment Percentage	Thirteenth Amendment Term Loan Commitment Percentage	Delayed Draw Term Loan Commitment Percentage	Revolving Loans Commitment Percentage
LAFAYETTE SQUARE USA, INC.	100%	100%	100%	100%	100%	100%
TOTAL	100%	100%	100%	100%	100%	100%

EXHIBIT F-3
Form of
REVOLVING LOANS NOTE

$[_________]	[ ], 20[ ]

    This Revolving Loans Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Term Loan and Security Agreement dated as of December 3, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among DIRECT DIGITAL HOLDINGS, LLC, a Texas limited liability company (“DDH”, together with any Person joined as a party thereto as a “Borrower” in accordance with Section 6.12 thereof, and all of their respective permitted successors and assigns, the “Borrowers”), the Guarantors party thereto (together with the Borrowers, the “Credit Parties” and each a “Credit Party”), the financial institutions which are now or which hereafter become a party thereto as lenders (the “Lenders” and each individually a “Lender”), and LAFAYETTE SQUARE LOAN SERVICING, LLC (“Lafayette Square”), as agent for the Lenders (Lafayette Square, in such capacity, together with its successors and assigns in such capacity, the “Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
FOR VALUE RECEIVED, Borrowers hereby, jointly and severally, promise to pay to the order of [_________________] or its registered assigns (the “Holder”), at the address set forth in the Credit Agreement or at such other place as Holder may from time to time designate to Borrowers in writing:
(i)    the principal sum of [_____________________________] AND [__]/100 DOLLARS ($[____________]), or if different from such amount, the unpaid principal balance of all Revolving Loans as may be due and owing to the Holder from time to time under the Credit Agreement, payable on the Revolving Loans Maturity Date, subject to earlier repayment as provided in Section 2.3 of the Credit Agreement and to mandatory prepayments as therein provided, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement, or earlier termination of the Credit Agreement pursuant to the terms thereof; and
(ii)    interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full, payable at the applicable Revolving Loans Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the amount collectible at the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, interest on the principal amount owing under this Note may be payable at the applicable Default Rate as provided in the Credit Agreement.
This Note is the “Revolving Loans Note” referred to in the Credit Agreement, is secured, inter alia, by the Liens granted pursuant to the Credit Agreement and the Other Documents, is entitled to the benefits of the Credit Agreement and the Other Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note may be voluntarily prepaid, in whole or in part, without premium or penalty, on the terms and conditions set forth in Section 2.3(g) of the Credit Agreement. Subject to the terms of the Credit Agreement, amounts repaid in respect of Revolving Loans may be reborrowed.
If an Event of Default under Section 10.7 of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with fees and expenses reimbursable under the Credit Agreement or the Other Documents if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents which has not been waived or cured in accordance with the Credit Agreement, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with fees and expenses reimbursable under the Credit Agreement or the Other Documents, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.
This Note and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws principles which would have the effect of applying the laws of any other jurisdiction.
Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.
[remainder of page intentionally blank; signature page follows]

13

14

55663095.3
55663095.6

IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first written above.

BORROWER:	DIRECT DIGITAL HOLDINGS, LLC By: Name: Title:

16

EXHIBIT I
Form of
BORROWING BASE CERTIFICATE
As of ______________ (the “Determination Date”)
AGENT:    LAFAYETTE SQUARE LOAN SERVICING, LLC
CREDIT PARTIES:    Direct Digital Holdings, LLC, a Texas limited liability company (“DDH” or “Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH, DDH Holdings, Colossus, and HM, “Credit Parties” and each individually a “Credit Party”)
This Certificate is delivered under that certain Term Loan and Security Agreement dated as of December 3, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, and Lafayette Square Loan Servicing, LLC, as Agent. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned, a Senior Officer of the Borrower, hereby certifies to Agent on the date hereof that (a) no Default or Event of Default has occurred and is continuing, (b) a review of the activities of the Credit Parties during the period ending on the Determination Date has been made under my supervision with a view to determining the Borrowing Base, (c) the Accounts included in the Borrowing Base Certificate below meet all conditions to qualify for inclusion therein as set forth in the Credit Agreement, and all representations and warranties set forth in the Credit Agreement with respect thereto are true and correct in all material respects, and (d) the information set forth below is true and correct as of the Determination Date.
Article I.Accounts
Beginning Balance of Accounts:                    $
Plus Sales/Debits                    (+)    $
Minus Collections                    (-)    $
Minus Credit Memos/Other Credits            (-)    $
Ending Balance of Accounts:                    $
Ineligible Accounts (Per the A/R Ineligible Listing)    (-)    $
Eligible Accounts (Line 5 minus Line 6)                $
Borrowing Base (50% of Line 7, minus Reserves)
Article II.(Line 7 x 50% - Line 8a)        $
8a. Reserves established by Agent                $
Outstanding Revolving Loans as of Determination Date    (-)        $
REVOLVING LOANS AVAILABILITY        $
55663095.6

Article III.(Line 8 minus Line 9)    (not to exceed Revolving Loans Commitment)
Article IV.
Article V.
Article VI.Accounts Ineligible Listing
Accounts over 90 days from invoice date            $
25% taint rule (Accounts 90 days or more past due)        $
Debtor concentration limit - 25% of total A/R            $
Contra Accounts
(amounts owed by Credit Parties to account debtor)        $
Accruals to Accounts (volume discounts, co-op advertising, etc.)    $
Foreign Accounts (non-U.S./Canada account debtors,
except as approved by Agent)                    $
Federal Government Accounts                    $
Affiliate Accounts                        $
Retention/Dated Sales/Guaranteed Sales/Consignment Sales    $
Accounts resulting from bonded jobs                $
Service charges                            $
Cash sales                            $
Prebilled invoices                        $
Maintenance contracts                        $
Bill and Hold invoices                        $
Customer deposits                        $
Other Ineligibles                        $
Accounts excluded by Agent in its Permitted Discretion        $
Article VII.TOTAL ACCOUNTS INELIGIBLES:    $
1.(Line 6 above)

BORROWER:
DIRECT DIGITAL HOLDINGS, LLC

By:
Name:
Title:

EXHIBIT J
Form of
REVOLVING LOANS REQUEST FORM
[Date]
Lafayette Square Loan Servicing, LLC
PO Box 25250 PMB 13941
Miami, Florida 33102-5250
RE:    Revolving Loans Request Form
Ladies and Gentlemen:
Reference is hereby made to that certain Term Loan and Security Agreement, dated as of December 3, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DIRECT DIGITAL HOLDINGS, LLC, a Texas limited liability company (“DDH”, together with any Person joined as a party thereto as a “Borrower” in accordance with Section 6.12 thereof, and all of their respective permitted successors and assigns, the “Borrowers”), the Guarantors party thereto (together with the Borrowers, the “Credit Parties” and each a “Credit Party”), the Lenders from time to time party thereto, and LAFAYETTE SQUARE LOAN SERVICING, LLC, as the Agent. Capitalized terms used herein and not herein defined shall have the same meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.3 of the Credit Agreement, the undersigned, on behalf of the Borrower, hereby requests that a Revolving Loan be made on ______________ (the “Funding Date”) in the aggregate principal amount of $______________ (the “Requested Amount”).
Pursuant to the Credit Agreement, the undersigned hereby elects the following Interest Period for the Revolving Loan requested hereby:
☐ One (1) month Interest Period
☐ Three (3) month Interest Period
If no election is made, the Revolving Loan shall be deemed to have a one (1) month Interest Period in accordance with the Credit Agreement.
In connection with the foregoing request, the undersigned hereby certifies that as of the date hereof and as of the Funding Date (both before and after giving effect to the Revolving Loan requested hereby):

(a)the Requested Amount does not exceed the lesser of (x) the Revolving Loans Commitment minus the aggregate outstanding principal amount of all Revolving Loans and (y) the Borrowing Base minus the aggregate outstanding principal amount of all Revolving Loans;
(b)no Default or Event of Default has occurred and is continuing or would result from the making of such Revolving Loan;
(c)all representations and warranties of the Credit Parties contained in the Credit Agreement and the Other Documents are true and correct in all material respects (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date); and
(d)no Material Adverse Effect has occurred since the date of the most recently delivered financial statements.

Please disburse the proceeds of the Revolving Loan to the following account:
Bank Name:    ______________________________
ABA/Routing Number:    ______________________________
Account Number:    ______________________________
Account Name:    ______________________________
Reference:    ______________________________

Very truly yours,
DIRECT DIGITAL HOLDINGS, LLC

By:    ______________________________
Name:
Title: